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                                                                    EXHIBIT 99.9

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                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1998-A

Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995,
(the "Pooling and Servicing Agreement"), among First USA Bank, National
Associaton, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee").
First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the
"Trust")during the previous month. The information which is required to be prepared with respect to the July 17, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the June, 2000, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A
Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

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
A)       Information Regarding Distributions to
         the Class A Certificateholders, per
         $1,000 original certificate principal amount.

         (1)   The total amount of the
         distribution to Class A                                                                    $    6.0455556
         Certificateholders, per $1,000
         original certificate principal amount

         (2)   The amount of the distribution
         set forth in paragraph 1 above in
         respect of interest on the Class A                                                         $    6.0455556
         Certificates, per $1,000 original
         certificate principal amount

         (3)   The amount of the distribution
         set forth in paragraph 1 above in
         respect of principal of the Class A                                                        $    0.0000000
         Certificates, per $1,000 original
         certificate principal amount

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
B)       Class A Investor Charge Offs and
         Reimbursement of Charge Offs
                                                                                                    $    0.0000000
         (1)   The amount of Class A Investor
         Charge Offs

         (2)   The amount of Class A Investor
         Charge Offs set forth in paragraph 1                                                       $    0.0000000
         above, per $1,000 original certificate
         principal amount
                                                                                                    $    0.0000000
         (3)   The total amount reimbursed in
         respect of Class A Investor Charge Offs

         (4)   The amount set forth in paragraph                                                    $    0.0000000
         3 above, per $1,000 original
         certificate principal amount

         (5)   The amount, if any, by which the
         outstanding principal balance of the
         Class A Certificates exceeds the Class                                                     $    0.0000000
         A Invested Amount after giving effect
         to all transactions on such Distribution Date

C)       Information Regarding Distributions to
         the Class B Certificateholders, per
         $1,000 original certificate principal amount.

         (1)   The total amount of the
         distribution to Class B                                                                    $    6.2677778
         Certificatedholders, per $1,000
         original certificate principal amount

         (2)   The amount of the distribution
         set forth in paragraph 1 above in
         respect of interest on the Class B                                                         $    6.2677778
         Certificates, per $1,000 original
         cerificate principal amount

         (3)   The amount of the distribution
         set forth in paragraph 1 above in
         respect of principal on the Class B                                                        $    0.0000000
         Certificates, per $1,000 original
         cerificate principal amount
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
D)       Class B Investor Charge Offs and
         Reimbursement of Charge Offs
                                                                                                    $    0.0000000
         (1)   The amount of Class B Investor
         Charge Offs

         (2)   The amount of Class B Investor
         Charge Offs set forth in paragraph 1                                                       $    0.0000000
         above, per $1,000 original certificate
         principal amount
                                                                                                    $    0.0000000
         (3)   The total amount reimbursed in
         respect of Class B Investor Charge Offs

         (4)   The amount set forth in paragraph                                                    $    0.0000000
         3 above, per $1,000 original
         certificate principal amount

         (5)   The amount, if any, by which the
         outstanding principal balance of the
         Class B Certificates exceeds the Class
         B Invested Amount after giving effect                                                      $    0.0000000
         to all transactions on such
         Distribution Date

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                                       First USA Bank, National Association,
                                       as Servicer

                                       By /s/  Tracie Klein
                                          __________________________
                                               Tracie H. Klein
                                               First Vice President